UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 24, 2019

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)
(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2019, the Board of Directors of Liberated Syndication Inc, a Nevada corporation (the “Company”) approved changes to the Company’s by-laws to raise the quorum required to approve matters considered at any special meeting of the Company’s stockholders called by the stockholders and adopting advance notice requirements regarding any business to be considered at an annual meeting of the Company’s stockholders at the request of any stockholder.

As previously disclosed, at this time the Company is not soliciting any revocation of consents sought by a certain stockholder regarding a special meeting and has taken a “wait and see” approach regarding the matters raised by such stockholder. In view of the potential change in control of the Company, however, the Company’s Board of Directors has consulted with counsel regarding the application of its current by-laws to a special meeting of its stockholders, should one be called. Given that a small minority of the outstanding shares (as little as approximately 16.67% of the shares outstanding) could effect a “no-premium” change of control that could adversely affect all stockholders and is effectively inconsistent with the voting requirements regarding removal of directors under applicable Nevada law, requiring a two thirds majority of outstanding shares to remove directors, the Company has amended its bylaws to require a majority quorum for any special meeting called by stockholders. Additionally, with respect to its annual meeting process, the Company has adopted a customary advanced notice provision regarding stockholder proposals.

The Company’s by-laws, as so amended, are included as Exhibit 3.2 and the foregoing summary is qualified in all respects by reference to such exhibit.

Item 9.01
Financial Statements and Exhibits

(a)
Exhibits

Description
3.2	Amended bylaws of the Company dated June 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2019

LIBERATED SYNDICATION INC.

By: /s/ John Busshaus Name: John Busshaus Title: Chief Financial Officer